                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Oberweis Funds (the"Company") on Form N-CSR for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James W. Oberweis, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 25, 2005


/s/ James W. Oberweis
-----------------------------------------
James W. Oberweis
President (Chief Executive Officer)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Annual Report of The Oberweis Funds (the"Company") on Form N-CSR for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick B. Joyce, Executive Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 25, 2005


/s/ Patrick B. Joyce
-----------------------------------------
Patrick B. Joyce
Executive Vice President and Treasurer
(Chief Financial Officer)